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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): OCTOBER 30, 2002
                                                         ----------------




                             UNITED AUTO GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)





             DELAWARE                    1-12297                 22-3086739
             --------                    -------                 ----------
         (State or Other               (Commission             (IRS Employer
   Jurisdiction of Incorporation)      File Number)       Identification Number)


            2555 TELEGRAPH RD
           BLOOMFIELD HILLS, MI                                48302-0954
           --------------------                                ----------
  (Address of Principal Executive Offices)                 (Including Zip Code)



                                  248-648-2500
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



                    13400 OUTER DRIVE WEST, DETROIT, MI 48239
                    -----------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                  313-592-7311
                                  ------------
               (Former phone number, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), October 29, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On October 29, 2002, United Auto Group, Inc. issued a press release regarding analyst earnings estimates for 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2002                  UNITED AUTO GROUP, INC.


                                         By: /s/ Robert H. Kurnick, Jr.
                                             -------------------------------
                                                 ROBERT H. KURNICK, JR.
                                         Its:    EXECUTIVE VICE PRESIDENT

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                                  EXHIBIT INDEX


EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT         SEQUENTIAL PAGE NUMBER
--------------             ----------------------         ----------------------

EXHIBIT 99.1               Press Release of United
                           Auto Group, Inc., dated
                           October 29, 2002